Exhibit 99.2

 WestRockQ3 FY2023 Results  August 3, 2023

 Cautionary Language  Forward Looking Statements:  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Q3 FY23 Key Highlights”, “Delivering on Our Commitments”, “EnduraGrip and Cluster-Clip”, “Q4 FY23 Guidance”, “Additional Guidance”, and “Estimated Key Commodity Q4 FY23 Consumption Volumes”, that give guidance or estimates for future periods.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning or refer to future time periods. Forward-looking statements involve estimates, expectations, projections, goals, targets, forecasts, assumptions, risks and uncertainties. A forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking statement.   Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, such as developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, and adverse developments affecting the financial services industry, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; intense competition; results and impacts of acquisitions, including operational and financial effects from the Mexico acquisition, and divestitures as well as risks related to our joint ventures; business disruptions, including from public health crises such as a resurgence of COVID, the occurrence of severe weather or a natural disaster or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; failure to respond to changing customer preferences; the amount and timing of capital expenditures, including installation costs, project development and implementation costs, and costs related to resolving disputes with third parties with which we work to manage and implement capital projects; risks related to international sales and operations; the production of faulty or contaminated products; the loss of certain customers; adverse legal, reputational, operational  and financial effects resulting from cyber incidents and the effectiveness of business continuity plans during a ransomware or other cyber incident; work stoppages and other labor relations difficulties; inability to attract, motivate, train and retain qualified personnel; risks associated with sustainability and climate change, including our ability to achieve our environmental, social and governance targets and goals on announced timelines or at all; our inability to successfully identify and make performance improvements or deliver cost savings and risks associated with completing strategic projects on the anticipated timelines and realizing anticipated financial or operational improvements on announced timelines or at all, including with respect to our business systems transformation; risks related to our indebtedness; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; our desire or ability to repurchase company stock; the scope, timing and outcome of any litigation, claims or other proceedings or dispute resolutions and the impact of any such litigation (including with respect to the Brazil tax liability matter); and additional impairment charges. Such risks and other factors that may impact forward-looking statements are discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, including in Item 1A “Risk Factors”, as well as in our subsequent filings with the Securities and Exchange Commission. The information contained herein speaks as of the date hereof, and the Company does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.   Non-GAAP Financial Measures:  We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. For additional information, see the Appendix.  In addition, as explained in the Appendix, we are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Q3 FY23 Key Highlights

- Sales and earnings in Q3 FY23
  - Net sales of $5.121 billion
  - Consolidated Adjusted EBITDA[1] of $802 million
  - Consolidated Adjusted EBITDA margin[1] of 15.7%
  - Adjusted EPS[1] of $0.89 per share
- Corrugated Packaging Adjusted EBITDA increased 11.6% and Adjusted EBITDA margin[2] increased 60 basis points to 17.4%
- Consolidated Adjusted EBITDA impacted by $89 million due to economic downtime
- Non-cash pension costs increased $39 million year-over-year, U.S. pension plans remain overfunded
- Continue to advance transformation initiatives
  - On track to exit FY23 with >$450 million in run-rate savings[3]
  - Executing closure of Tacoma mill and consolidating 3 additional converting facilities (total of 7 through July)
  - Sold stake in a non-strategic joint venture
- Generated $479 million of Adjusted Free Cash Flow[1], used to reduce debt

Strong Results in a Dynamic Environment

Consolidated Adjusted EBITDA | $ in Millions



$652
$789
$802
Q1
Q2
Q3
FY2023

Adjusted EBITDA Margins

	Q3 FY23	vs. Q3 FY22
Corrugated Packaging[2]	17.4%	+60bps
Consumer Packaging	18.4%	-10bps
Global Paper	16.6%	-820bps
Distribution	1.9%	-350bps
WestRock[4]	15.7%	-250bps

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Adjusted EBITDA margin (excluding white top trade sales), a non-GAAP financial measure
3) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation.
4) Consolidated Adjusted EBITDA margins.

3 | © 2023 WestRock Company. All Rights Reserved.

WestRock

Delivering on Our Commitments

MARCH 2021 — **EXECUTING ON STRATEGIC VISION** → **FUTURE OPPORTUNITIES**

- **CONSOLIDATED MPS AND CONSUMER PACKAGING** business, contributing to 320 bps of margin expansion since Q2 FY21
- Achieved full capacity of **FLORENCE MILL UPGRADE**
- Initiated **STRATEGIC INVESTMENT IN LONGVIEW BOX PLANT**
- Mobilized a **COMPREHENSIVE TRANSFORMATION AGENDA** to drive step change in profitability and ROIC
- Implemented the **WESTROCK OPERATING SYSTEM**
- Completed **SHARE REPURCHASES** of approx. $700M
- Announced **ACQUISITION OF REMAINING STAKE IN GRUPO GONDI**
- **INCREASED DIVIDEND 37.5%** cumulatively since February 2021
- On track for **>$450M IN RUN-RATE SAVINGS** by end of FY23
- Announced **SALE OF URB MILLS AND STAKE IN RTS JOINT VENTURE**(1)
- Achieved **$9B IN ENTERPRISE SALES**
- Began **CONSOLIDATION OF CONVERTING FACILITIES,** with expected annual savings of $35M when completed
- Announced **FOURTH MILL/PAPER MACHINE CLOSURE** since March 2022; N.A. corrugated mill avg. costs declined $12/ton cumulatively from the closures
- Announced **DIVESTITURE OF STAKE IN NON-STRATEGIC JOINT VENTURE**
- Targeting $400M of revenue from **PLASTICS REPLACEMENTS** in FY23

FUTURE OPPORTUNITIES:

- $1B of total cost savings by FY25
- $700M of plastics replacement revenue in FY25
- Further converting consolidations to drive additional savings
- Further reduction in average mill costs

1) Subject to regulatory review

4 | © 2023 WestRock Company. All Rights Reserved.

WestRock

EnduraGrip™ and Cluster-Clip™


KIRKLAND
ORGANIC SALSA
MEDIUM
CANOLA OIL
VEGETABLE OIL
ORGANIC MARINARA FROM TUSCANY

Costco's social media post on LinkedIn


Costco
June 14 at 8:00 PM
You may notice something new on this item! The plastic clips have been replaced with curbside recycling*, fiber-based handles. Please drink responsibly. Learn more: www.westrock.com/clubsolutions
*Recyclability is dependent on product dimensions and materials. Contact WestRock for additional details.

- Partnering with Costco, an enterprise sales customer, to drive sustainability
- Launched EnduraGrip and Cluster-Clip to replace single-use plastic "dog bone" clips
  - Paperboard solution that is available in curbside recyclable formats
  - Solution provides bundling for bottles and jars in a range of shapes, sizes and weights along with printable surfaces
- Application process for EnduraGrip and Cluster-Clip automated with WestRock machinery

Well positioned to capture share of $50 billion global total addressable market for plastics replacements[1]

5 | © 2023 WestRock Company. All Rights Reserved.

1) Source: McKinsey Innovation Compendium August 2021 for WestRock

WestRock

 Q3 FY23 WestRock Results  Q3 Highlights  Strong price/mix driven by commercial execution  Cost savings initiatives continue to gain traction with $150 million saved year-to-date  Input cost deflation primarily driven by lower OCC and energy  Economic downtime of 359K tons negatively impacted Adjusted EBITDA by $89 million  $ in Millions, Except per Share Items  Q3 fy23   Q3 FY22  YoY  Net Sales  $5,121  $5,520  -7.2%  Consolidated Adjusted EBITDA(1)  $802  $1,006  -20.2%  % Margin(1)  15.7%  18.2%  -250 bps  Capital Expenditures  $255  $215  +18.2%  Adjusted Free Cash Flow(1)  $479  $628  -23.8%  Adjusted Earnings Per Diluted Share(1)  $0.89  $1.54  -42.2%  -$204  Consolidated Adjusted EBITDA | $ in Millions  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix  Includes economic downtime impact of $89 million and mill closures of $29 million  Includes the impact of Mexico acquisition  ($31)  ($118)  $66  $37  $85  ($243)  (2)  (3)

Q3 FY23 Corrugated Packaging Results

$ in Millions	Q3 FY23	Q3 FY22	YoY	Adj. YoY[(2)(5)]
Segment Sales[(1)(2)]	$2,475	$2,299	+7.7%	+6.1%
Adjusted EBITDA	$430	$385	+11.6%	+10.5%
% Margin[(1)(2)]	17.4%	16.8%	+60 bps	+70 bps

Adjusted EBITDA | $ in Millions



+$45
$385
($45)
$25
$55
$28
($49)
$31
$430
Q3 FY22
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures (3)
Pension, FX & Other (4)
Q3 FY23

Q3 Highlights

- Increased sales due to Mexico acquisition and strong price/mix, partially offset by lower volumes
- Input cost deflation primarily driven by lower OCC and energy
- Economic downtime negatively impacted Adjusted EBITDA by $37 million
- Results now include certain converting operations in Latin America, as well as our Mexico acquisition[(5)]

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
3) Includes economic downtime impact of $37 million and mill closures of $12 million
4) Includes the impact of Mexico acquisition
5) In connection with the Mexico acquisition, certain existing consumer converting operations in Latin America were moved to the Corrugated Packaging segment in line with how we are managing the business. We did not recast prior year amounts under GAAP as they were not material ($37 million of segment sales and $4 million of Adjusted EBITDA in Q3 FY23).

7 | © 2023 WestRock Company. All Rights Reserved.

WestRock

Q3 FY23 Consumer Packaging Results

$ in Millions	Q3 FY23	Q3 FY22	YoY	Adj. YoY[(1)(2)]
Segment Sales	$1,251	$1,270	-1.5%	+1.4%
Adjusted EBITDA	$230	$235	-2.1%	+1.5%
% Margin	18.4%	18.5%	-10 bps	0 bps

Adjusted EBITDA | $ in Millions


-$5
$235
($51)
$98
($39)
$19
($13)
($19)
$230
Q3 FY22
Volume
Price/Mix
Inflation
Operating Costs
Economic Downtime
Pension, FX & Other
Q3 FY23

Q3 Highlights

- Strong price/mix continues to offset inflation
- Results impacted by realignment of certain operations in Latin America[(1)]
- Net organic sales volume[(2)] declined 6.6%, partially driven by last year's strong healthcare results
- Focused on executing strong new business pipeline
- Economic downtime negatively impacted Adjusted EBITDA by $13 million

1) In connection with the Mexico acquisition, certain existing consumer converting operations in Latin America were moved to the Corrugated Packaging segment in line with how we are managing the business. We did not recast prior year amounts under GAAP as they were not material ($37 million of segment sales and $8 million of Adjusted EBITDA in Q3 FY22).
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix

8 | © 2023 WestRock Company. All Rights Reserved.

WestRock

$ in Millions  Q3 fy23   Q3 FY22  YoY  Segment Sales  $1,066  $1,610  -33.8%  Adjusted EBITDA  $177  $399  -55.6%  % Margin  16.6%  24.8%  -820 bps  Q3 FY23 Global Paper Results  Q3 Highlights  Adjusted EBITDA up 6% and margins up 230 bps since Q3 FY20  Productivity initiatives continue to gain traction  Accelerating portfolio actions to increase integration and reduce volatility over time  Economic downtime negatively impacted Adjusted EBITDA by $39 million  ($142)  -$222  ($37)  $27  $15  ($56)  ($29)  Adjusted EBITDA | $ in Millions  Includes economic downtime impact of $39 million and mill closures of $17 million  (1)

 $ in Millions  Q3 fy23   Q3 FY22  YoY  Segment Sales  $318  $358  -11.2%  Adjusted EBITDA  $6  $19  -68.8%  % Margin  1.9%  5.4%  -350 bps  Q3 FY23 Distribution Results  Q3 Highlights  Volume down due to decline in moving and storage business and last year’s large healthcare order  Lower operating costs driven by productivity initiatives   Focus on growth by leveraging unique capabilities and driving operational excellence   ($11)  -$13  Adjusted EBITDA | $ in Millions  ($2)  ($3)  $3

 Q4 FY23 Guidance  Q4 FY23 Sequential Guidance Details  Slightly higher energy  Higher recycled fiber  Moderately lower virgin fiber and chemicals   Adjusted Effective Tax Rate of 8% - 10%(1)  Continued realization of published price declines  Continue to balance supply with customer demand  Q4 FY23  Adjusted EPS(1)  $0.66-$0.83  per share  Q4 FY23 Consolidated Adjusted EBITDA(1)  $675-$725  million  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix.

 Creating Value  12  Leveraging the power of one WestRock to deliver unrivaled solutions to our customers  Innovating with focus on sustainability and growth  Relentless focus on margin improvement and increasing efficiency  Executing disciplined capital allocation

 Appendix  13

 Corrugated Packaging  Consumer Packaging  Q3 Year Over Year Bridges(1)Adjusted EBITDA ($ in Millions)  Distribution  Global Paper  -$222  +$45  -$13  -$5  ($45)  ($142)  $25  $55  $28  ($49)  $31  ($37)  $27  $15  ($56)  ($29)  ($11)  ($3)  $3  See footnotes on slides 7, 8, and 9   ($51)  $98  ($39)  $19  ($13)  ($19)  ($2)

 Q4 FY23 Guidance  Additional Guidance  15  Q4 FY23 Guidance  Depreciation & Amortization  Approx. $384 million  Net Interest Expense  Approx. $113 million  Effective Adjusted Tax Rate(1)  8% - 10%  Diluted Shares Outstanding(2)  Approx. 257 million  Mill Maintenance Downtime Schedule (tons in thousands)  Q1  Q2  Q3  Q4  Full Year  FY23 Maintenance  184  156  140  32  512  FY22 Maintenance  198  132  62  50  442  FY21 Maintenance  154  67  120  23  364  Maintenance(3)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures in the Appendix  Diluted shares outstanding excludes share repurchases  Reflects estimates for Q4 2023 and full year 2023

 Estimated Key CommodityQ4 FY23 Consumption Volumes  16  Commodity Category  Volume  Approx. EPS Impact of  5% Price Increase  Virgin Fiber (tons millions)  7  ($0.05)  Recycled Fiber (tons millions)  1  ($0.02)  Electricity (kwh billions)  2  ($0.02)  Diesel (gallons millions)  22  ($0.01)  Natural Gas (MMBtu millions)  21  ($0.01)  Starch (tons thousands)  63  ($0.01)  Caustic Soda (tons thousands)  54  ($0.01)  Latex (tons thousands)  19  <($0.01)  Coal (tons thousands)  51  <($0.01)  Internal Sizing (tons thousands)  7  <($0.01)  Sodium Chlorate (tons thousands)  19  <($0.01)  Sulfuric Acid (tons thousands)  50  <($0.01)  Category  Change  Approx. EPS Impact  FX Translation Impact  +10% USD Appreciation  ($0.01)  Sensitivity Analysis

 Shipment Data(1)  17  Quantities may not sum due to trailing decimals  Revised FY21 and FY22 shipments for Brazil in Q1 FY23; data includes the acquired Mexico operations beginning December 2022

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted Share  We use the non-GAAP financial measure “Adjusted Earnings per Diluted Share,” also referred to as “Adjusted Earnings per Share” or “Adjusted EPS”, because we believe this measure provides our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, goodwill impairment, business systems transformation costs, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Diluted (loss) earnings per share.  Adjusted Operating Cash Flow and Adjusted Free Cash Flow  We use the non-GAAP financial measures “Adjusted Operating Cash Flow” and “Adjusted Free Cash Flow” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax and business systems transformation costs, net of tax that we believe are not indicative of our ongoing operating results.  We believe Adjusted Free Cash Flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities.   Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margins  We use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA Margins”, along with other factors, to evaluate our performance against our peers. We believe that our management, board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” is “Net (loss) income attributable to common stockholders”.  It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales.  Corrugated Adjusted EBITDA Margin, Excluding Trade-Sales  “Corrugated Adjusted EBITDA Margin, Excluding Trade Sales” is computed by dividing “Corrugated Adjusted EBITDA” by corrugated segment sales, excluding trade-sales, which is reported segment sales less trade-sales.  Consumer Net Organic Sales Volume  “Consumer Net Organic Sales Volume” is computed by subtracting the impact of price/mix, foreign exchange rates, mergers, acquisitions, divestitures and segment realignments, if any, from Consumer Packaging Segment Sales. We believe that our management, board of directors, investors, potential investors, securities analysts and others use this measure to evaluate our performance relative to our peers. Management believes that the most directly comparable GAAP measure to “Consumer Net Organic Sales Volume” is “Consumer Packaging Segment Sales”.  Leverage Ratio, Net Leverage Ratio, Total Funded Debt and Adjusted Total Funded Debt  We use the non-GAAP financial measures “Leverage Ratio” and “Net Leverage Ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our management, board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “Net Leverage Ratio”, adjusted for cash and cash equivalents. We define Leverage Ratio as our Total Funded Debt divided by our credit agreement EBITDA, each of which term is defined in our revolving credit agreement, dated July 7, 2022. As of June 30, 2023, our leverage ratio was 2.61 times. While the Leverage Ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio represents Adjusted Total Funded Debt divided by our credit agreement EBITDA. As of June 30, 2023, our Net Leverage Ratio was 2.51 times.   Forward-looking Guidance  We are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items may include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  In addition, we have not quantified future amounts to develop our Net Leverage Ratio target but have stated our commitment to an investment grade credit profile in order to generally maintain the target. This target does not reflect Company guidance.  18

 Reconciliation of Net Income to Consolidated Adjusted EBITDA  19  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA.

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  20  The as reported results for Pre-Tax, Tax and Net of Tax are equivalent to the line items "Income (loss) before income taxes", "Income tax (expense) benefit" and "Consolidated net income (loss)", respectively, as reported on the Consolidated Statements of Operations.  These footnoted items are the “Other adjustments” called out in the Segment Information table on page 6 of our earnings release. The “Losses at closed facilities” line includes $0.5 million of depreciation and amortization, and the Brazil indirect tax claim includes $4.7 million of interest income.

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  21  The as reported results for Pre-Tax, Tax and Net of Tax are equivalent to the line items "Income (loss) before income taxes", "Income tax (expense) benefit" and "Consolidated net income (loss)", respectively, as reported on the Consolidated Statements of Operations.  This footnoted item is the “Other adjustment” called out in the Segment Information table on page 6 of our earnings release. The “Losses at closed facilities” line includes $0.3 million of depreciation and amortization.

 Adjusted Operating Cash Flow and Adjusted Free Cash Flow Reconciliation  22

 Reconciliation of Corrugated Packaging Adjusted EBITDA Margin  23

 Corrugated Packaging Segment Sales and Adjusted EBITDA Growth, excluding trade sales and transfers(1)  24  We present the non-GAAP financial measures “Adjusted Segment Sales Growth, excluding trade sales and transfers”, “Adjusted EBITDA Growth, excluding transfers”, and “Adjusted EBITDA Margin, excluding trade sales and transfers” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods since they exclude the impact of certain items impacting the Corrugated Packaging segment during the period that we believe are not indicative of the ongoing operating results of that segment.

 Reconciliation of Consumer Packaging Net Organic Sales Volume

 Consumer Packaging Segment Sales and Adjusted EBITDA Growth, excluding transfers(1)  26  We present the non-GAAP financial measures “Adjusted Segment Sales Growth, excluding transfers”, “Adjusted EBITDA Growth, excluding transfers”, and “Adjusted EBITDA Margin, excluding transfers” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods since they exclude the impact of certain items impacting the Consumer Packaging segment during the period that we believe are not indicative of the ongoing operating results of that segment.

 TTM Credit Agreement EBITDA  TTM Credit Agreement EBITDA and Leverage Ratio  27  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges primarily includes goodwill impairment, restructuring and other costs, and certain non-cash and other items as allowed under the credit agreement